CORBUS PHARMACEUTICALS

Developing Breakthrough Therapies for Rare Inflammatory and Fibrotic Diseases

NASDAQ:CRBP | CORBUSPHARMA.COM



FORWARD-LOOKING STATEMENTS

This presentation contains certain forward-looking statements, including those relating to the Company's product development, clinical trials, clinical and regulatory timelines, market opportunity, competitive position, possible or assumed future results of operations, business strategies, potential growth opportunities and other statements that are predictive in nature. Additional written and oral forward-looking statements may be made by the Company from time to time in filings with the Securities and Exchange Commission (SEC) or otherwise. The Private Securities Litigation Reform Act of 1995 provides a safe-harbor for forward-looking statements. These statements may be identified by the use of forward-looking expressions, including, but not limited to, "expect," "anticipate," "intend," "plan," "believe," "estimate," "potential," "predict," "project," "should," "would" and similar expressions and the negatives of those terms. These statements relate to future events or our financial performance and involve known and unknown risks, uncertainties, and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include those set forth in the Company's filings with the SEC. Prospective investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this presentation. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

THE CORBUS BUSINESS MODEL

Focus
Rare Inflammatory & Fibrotic Diseases

Acquire
Grow Pipeline

Develop
Phase 2 →

Market
Small Expert Sales Force

- 7,000 known rare diseases[1]
- 95% have no approved drugs
- >150 rare inflammatory diseases

1) globalgenes.org and NORD.org

MANAGEMENT TEAM



YUVAL COHEN PH.D.
CHIEF EXECUTIVE OFFICER, DIRECTOR

Co-founder and former President of Celsus Therapeutics (CLTX). Expertise in developing anti-inflammatory drugs including for CF



SEAN MORAN C.P.A. M.B.A.
CHIEF FINANCIAL OFFICER

Former CFO: InVivo (NVIV), Celsion (CLSN), Transport Pharma, Echo Therapeutics (ECTE) & Anika Therapeutics (ANIK)



MARK TEPPER PH.D.
PRESIDENT & CHIEF SCIENTIFIC OFFICER

Former VP U.S. Research & Operations, EMD Serono; Sr. Investigator, Bristol-Myers Squibb



BARBARA WHITE M.D.
CHIEF MEDICAL OFFICER

Board-certified Rheumatologist and clinical immunologist. Previously SVP and Head, R&D Stiefel, a GSK company, VP and Head of Inflammation Clinical Development for UCB & MedImmune, and Director, Medical Affairs, Amgen

BOARD OF DIRECTORS



AMB. ALAN HOLMER (CHAIRMAN OF THE BOARD)
- Former CEO of PhRMA (1996-2005)
- Over two decades of public service in Washington, D.C. including Special Envoy to China (2007-2009)
- Former board member of Inspire Pharma
- Chairman of the Board of the Metropolitan Washington, D.C. Chapter of the Cystic Fibrosis Foundation



AVERY W. (CHIP) CAITLIN
- CFO Celldex Therapeutics (CLDX) since 2000
- Raised over $600MM financing
- Over 20 years experience in industry: Repligen (CFO) and Endogen (CFO)



DAVID HOCHMAN
- Managing Partner of Orchestra Medical Ventures
- Over 19 years of venture capital and investment banking experience
- Former Managing Director of Spencer Trask Ventures, Inc. securing over $600MM in equity capital



RENU GUPTA, M.D.
- Over 25 years of development, regulatory and senior management experience in the biopharma industry
- Former CMO of Insmed, a specialty CF company and current advisor to the CEO
- Former VP and Head of U.S. Clinical Research and Devp. Novartis (2003-2006)

Anabasum (fka JBT-101/Resunab)

- Novel synthetic oral endocannabinoid-mimetic with unique MOA
- First-in-class therapeutic: Positive Ph 2 data in SSc and CF
- Pipeline in a Product: opportunities in autoimmune, inflammatory & fibrotic diseases
- IP portfolio → 2033

Indication	Status		Anticipated Approval
Systemic Sclerosis (SSc)	Positive Ph 2 Data - Pivotal Ph 3 study to commence Q4 2017 Orphan Designation + Fast Track Status + Open-Label Extension		2020
Cystic Fibrosis (CF)	Positive Phase 2 data – Ph 2b to commence Q4 2017 Orphan Designation + Fast Track Status	$5MM Award from CFF[1]	2022
Dermatomyositis (DM)	Phase 2 data expected Q3 2017 + Open-Label Extension	NIH Grant Funded[2]	2022
Systemic Lupus Erythematosus (SLE)	Anticipated Phase 2 study launch H2 2017	NIH Grant Funded[2]	2023

1) NIH grants fund Phase 2 trials of anabasum in dermatomyositis and systemic lupus erythematosus; Corbus retains all rights to the product and owns the IND data

EXPECTED NEAR-TERM MILESTONES

Q2 2017	Q3 2017	Q4 2017
• Complete enrollment of DM study • Launch Phase 2 SLE study • Oral presentation at ECFS-17 conference (Seville, 7-10 June) • Oral presentation at EULAR-17 conference (Madrid, 14-17 June) • Potential Breakthrough Designation SSc	• Topline data DM study	• Launch single Ph 3 SSc study • Launch Ph 2b CF study • NACFC-17 conference • ACR-17 conference • Data from SSc open-label study

CORBUS PHARMACEUTICALS

ANABASUM RESTORES HOMEOSTASIS DURING PATHOLOGIC IMMUNE RESPONSES



INFLAMMATION
±
INFECTION
CHRONIC INFLAMMATION
FIBROSIS
PRO-INFLAMMATORY MEDIATORS
ACUTE INFLAMMATION
LIPID MEDIATOR CLASS SWITCHING
CB2
ANABASUM (Corbus)
CB2
CB2
SPECIALIZED PRO-RESOLVING LIPID MEDIATORS
IMMUNE SYSTEM HOMEOSTASIS
±
PATHOGEN CLEARANCE
TISSUE HEALING AND REMODELING

Adapted from REIRE & VAN DYKE. Natural resolution of inflammation. Periodontology 2000, 2013;63:149–164

UNIQUE TARGETING OF CB2 RECEPTOR



HO
O
OH
H
H
O
C_6H_{13}
x1
x12
CB1 Receptors: analgesic receptors in brain
CB2 Receptors: resolution receptors in immune system
Only 30% BBB penetration
CB 1 receptors
CB 2 receptors
Immune cells
Total daily clinical dose: 1-40 mg


DIFFUSE CUTANEOUS
SYSTEMIC SCLEROSIS:
RELIEF FOR A DISEASE
WITH NO APPROVED
TARGETED THERAPY

SYSTEMIC SCLEROSIS

Chronic systemic autoimmune disease causing fibrosis of skin and internal organs

90,000
Patients in U.S. + EU

80%
Female Patients

40-60 YEARS
Average Age of Patients

LUNG FIBROSIS
Common Cause of Death - 40%-60% Mortality in 10 Years

KEY TAKE-AWAYS

- Life-threatening, rare disease
- No SSc-specific approved drugs
- Current therapy involves steroids and immunosuppressive agents with significant toxicities
- Need for proven safe and effective therapies

UPCOMING SINGLE PHASE 3 STUDY OF ANABASUM IN SSc

Enrollment Commences Q4 2017

- Protocol design based on FDA guidance following successful end-of-Phase 2 meeting
- Planned Study Design:
  - Single double-blind, randomized, placebo-controlled study
  - **Primary endpoint:** change from baseline in skin thickening, using modified Rodnan skin score (mRSS)
  - **Secondary endpoints:**
    - Change from baseline in patient function, using Health Assessment Questionnaire Disability Index (HAQ-DI)
    - Change from baseline in lung function, using forced vital capacity (FVC)
    - American College of Rheumatology Combined Response Index in diffuse cutaneous Systemic Sclerosis (ACR CRISS) score, a novel composite measure of improvement from baseline that incorporates change from baseline in mRSS, HAQ-DI, FVC, and physician and patient global assessments
  - **Patient number:** approximately 270 subjects across multiple centers in the US, Europe, and Asia
  - **Treatment duration:** 52 weeks
  - **Doses:** anabasum 20 mg twice per day, anabasum 5 mg twice per day, or placebo twice per day

CORBUS PHARMACEUTICALS

PHASE 2 STUDY OF ANABASUM IN SSc: DESIGN

Study Completed Nov 2016

- Double-blind, randomized, placebo-controlled, Phase 2 trial (Part A)
- 9 clinical sites in the U.S.
- 43 adults ages 18 to 70 with diffuse cutaneous systemic sclerosis (SSc)
- 2:1 overall ratio of anabasum:placebo
- 16 week study, 12 weeks of active dosing
- Immunosuppressive medications allowed
- ClinicalTrials.gov identifier: NCT02465437

Primary Objectives

- Evaluate safety and tolerability
- Evaluate efficacy, using the American College of Rheumatology Combined Response Index in diffuse cutaneous Systemic Sclerosis (ACR CRISS) score

Secondary Objectives

- Evaluate efficacy, using each ACR CRISS domain
- Evaluate efficacy, using other patient-reported outcomes

TREATMENT-EMERGENT ADVERSE EVENTS IN THE PHASE 2 STUDY OF ANABASUM IN SSc

- 2 serious treatment-emergent adverse events (TEAEs) occurred, both unrelated to study drug
  - Anabasum cohort: dehydration of moderate severity treated in hospital
  - Placebo cohort: abdominal pain and nausea of severe severity treated in hospital
- No unexpected TEAEs related to anabasum
- Only two severe TEAEs occurred, both in a subject on placebo
- 17 (63.0%) versus 9 (60.0%) of anabasum versus placebo subjects experienced any TEAE
- 66 total TEAEs in the anabasum group versus 34 total TEAEs in the placebo group; same as ratio is the study

ANABASUM DEMONSTRATED IMPROVEMENTS IN ACR-CRISS SCORES COMPARED TO PLACEBO



Circle = subject
Median = black bar
Interquartile range = red bars
P1 = 0.044
Anabasum (n = 26)
Placebo (n = 15)
CRISS score, %
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
4
8
12
16
Week

- Composite score of change from baseline in mRSS, HAQ-DI, FVC, and physician and patient global assessments
- ACR CRISS scores show improvement from baseline in anabasum-treated subjects > placebo-treated subjects

[1] Efficacy population, LOCF. 1- sided, mixed model repeated measures using rank transformed data, model includes baseline mRSS and disease duration. No effect of immunosuppressive therapy in model.

ANABASUM DEMONSTRATED INCREASES IN ACR-CRISS SCORES COMPARED TO PLACEBO

Anabasum Trial

Group	CRISS Score[1], % Median (Interquartile Range or IQR)[2]			
	Week 4	Week 8	Week 12	Week 16
Anabasum, N = 26	**3.0** (0.6, 11.4)	**19.0** (0.3, 69.2)	**27.5** (1.9, 67.8)	**33.0** (0.8, 82.1)
Placebo, N = 15	**1.0** (0.3, 8.8)	**1.0** (0.1, 15.2)	**1.0** (0.1, 60.1)	**1.0** (0.1, 16.0)

[1] Efficacy population, LOCF. [2] (25th percentile, 75th percentile). [4] D. Khanna, Scleroderma Clinical Trials Consortium, 2016.

Previous Comparator Trial, Post-hoc Analysis

Drug	CRISS Score, % Median (IQR)
	Week 52
Cyclophosphamide[3] N = 45	**24.0** (0.1, 96.0)
Placebo N = 39	**0.5** (0.0, 32.0)

[3] D Khanna, personal communication

CORBUS PHARMACEUTICALS

SKIN THICKENING IMPROVED WITH ANABASUM TREATMENT IN PHASE 2 TESTING COMPARED TO PLACEBO

- Improvement is a reduction in score
- Minimal important improvement (MII) in mRSS is ≥ -3.2 to -5.2 points (Khanna et al, Ann Rheum Dis 2006;65:1325).

mRSS Change from Baseline



1
0
-1
-2
-3
-4
-5
-6
Change in mRSS, LS means ±SE
MII
P[2] = 0.085
0
4
8
12
16
Week
Anabasum
Placebo

[1] Efficacy population. [2] Least squares mean difference, analysis of covariance model, one-sided p value.

Previous Comparator Trials

Drug	N	Time	mRSS, mean (SD) change from baseline	
			Active	Placebo
Six drug trials, all subjects combined[3]	492	~26 weeks	-2.9 (7.2)	
Tocilizumab[4]	77	24 weeks	-3.9	-1.2
Cyclophosphamide[5]	84	52 weeks	-5.3	-1.7
Mycophenolate[6]	93	Baseline	24.0 (9.8)[7]	
		12 weeks	22.4 (8.9)	

[3] α interferon, d-penicillamine, relaxin Ph 2 and 3, minocycline, methotrexate, anti-TGFβ, Merkel et al, Arthritis Rheum 2012;64:3420. [4] Khanna et al, Lancet 2016;387:2630. [5] D. Khanna personal communication 2016. [6] Le et al, Ann Rheum Dis 2011; 70: 1104. [7] Absolute mRSS, mean (SD), not change from baseline.

- Anabasum subjects had greater improvement in mRSS than placebo subjects
- The mean degree of improvement in mRSS in anabasum subjects is clinically important
- The mRSS results with anabasum compare favorably with data from comparator trials

CORBUS PHARMACEUTICALS

SKIN SYMPTOMS IMPROVED WITH ANABASUM TREATMENT IN PHASE 2 TESTING COMPARED TO PLACEBO

- Improvement is a reduction in score

SSc Skin Symptoms Questionnaire[1] **5-D Itch Questionnaire[2]**



SSc Skin Questionnaire score, change from baseline
0
-5
-10
-15
-20
-25
-30
P3 = 0.044
P = 0.004
0
4
12
Week
5D Itch score, change from baseline
1
0.5
0
-0.5
-1
-1.5
-2
-2.5
-3
P3 = 0.032
0
4
12
Week
JBT-101
Placebo

[1]Ziemek J et al. Rheumatology 2016;55:911. [2]Elman S et al. Br J Dermatol 2010;162:587. [3] Efficacy population, least squares means ± SE, analysis of covariance model, one-sided p-value.

Previous Comparator Trial

Drug	Time	5-D Itch, mean change from baseline	
		Active N = 41	Placebo N = 41
Tocilizumab[4]	24 weeks	-0.94	-1.73

[4] Anti-IL-6 monoclonal antibody. Khanna et al. Lancet 2016;387:2630.

- Anabasum-treated subjects had greater improvement in skin symptoms than placebo-treated subjects
- Improvements were seen as early as 4 weeks with anabasum treatment
- The 5-D Itch results with anabasum also compare favorably with data from a comparator trial

"MOLECULAR SKIN SCORE" IN SKIN BIOPSIES FROM PHASE 2 SHOWS IMPROVEMENT COMPARED TO PLACEBO

This "molecular skin score" is a mathematical calculation of skin thickening in SSc based on gene expression in skin biopsies

- Based on expression levels of specific genes from microarray data
- Validated in five independent SSc patient cohorts
- Highly correlated with mRSS (r = 0.8)
- Analyzed by Dr. Michael Whitfield (Dartmouth)


Anabasum
p=0.0029
SDSS
40
30
20
10
0
Baseline
Post-treatment
Placebo
p=0.9576
SDSS
40
30
20
10
0
Baseline
Post-treatment

Anabasum-treated subjects had improvement in this molecular skin score whereas placebo-treated subjects did not

ALL 5 ACR-CRISS CORE EFFICACY OUTCOMES FAVOR ANABASUM

mRSS Change from Baseline



Change in mRSS, LS means ±SE
1
0
-1
-2
-3
-4
-5
-6
P² = 0.085
0
4
8
12
16
Week
Anabasum
Placebo

[1] Efficacy population. [2] Least squares mean difference, analysis of covariance model, one-sided p value.

FVC % Predicted, Change from Baseline[1]



Change in mFVC, LS means ±SE
2.5
2
1.5
1
0.5
0
-0.5
-1
-1.5
-2
0
4
8
12
16
Week
Anabasum
Placebo

[1] Efficacy population, least squares means ± SE.

PtGA, Change from Baseline



Change in PtGA, LS means ±SE
1.5
1
0.5
0
-0.5
-1
-1.5
P¹ = 0.08 P = 0.10
0
4
8
12
16
Week
Anabasum
Placebo

[1] Efficacy population, least squares mean difference, analysis of covariance mode, one-sided p value.

MDGA, Change from Baseline



Change in MDGA, LS means ±SE
0.5
0
-0.5
-1
-1.5
P¹ = 0.02
0
4
8
12
16
Week
Anabasum
Placebo

[1] Efficacy population, least squares mean difference, analysis of covariance model, one-sided p value.

HAQ-DI, Change from Baseline



Change in HAQ-DI, LS means ±SE
0.4
0.2
0.0
-0.2
-0.4
P¹ = 0.04 P = 0.006 P = 0.006 P = 0.03
0
4
8
12
16
Week
Anabasum
Placebo

[1] Efficacy population, least squares mean difference, analysis of covariance model, one-sided p value.

ONGOING OPEN-LABEL EXTENSION OF PHASE 2 STUDY

Data scheduled for presentation at ACR 2017

- Open-label extension of Phase 2 study to collect long-term safety and efficacy data
- 12 months duration, to be extended to 24 months
- All subjects receive anabasum
- Same safety and efficacy measures as in the blinded part of the Phase 2 study
- Plan to report on open-label data at ACR Annual Meeting in November 2017

CORBUS PHARMACEUTICALS

SUMMARY ON ANABASUM CLINICAL DEVELOPMENT IN SSc

- Safety and tolerability profiles of anabasum in SSc are acceptable
- Promising and consistent evidence of clinical benefit in multiple clinical outcomes in SSc
- Evidence of relevant biological activity in involved skin from patients in the Phase 2 study supports clinical benefit in SSc
- Patients achieve expected serum peak concentrations of anabasum
- Long-term open-label data will be available to augment blinded safety data


CYSTIC FIBROSIS:
FOCUSING ON
INFLAMMATION &
FIBROSIS

CYSTIC FIBROSIS

CF is a life-threatening, genetic disease that primarily affects the lungs and digestive system. CF is characterized by chronic lung inflammation that leads to lung damage and fibrosis.

30,000
Patients in the U.S.

75,000
Patients Worldwide

40 YEARS
Average Life Expectancy of CF Patients

KEY TAKE-AWAYS

- Life-threatening, rare disease
- Inflammation and fibrosis play key role in CF morbidity and mortality
- Need for safe and effective drugs that target chronic inflammation and fibrosis is unmet and recognized
- Pharmacoeconomics are proven and favorable

CORBUS PHARMACEUTICALS

ANABASUM IS UNIQUELY POSITIONED IN CF

Potential to be First Therapy for Chronic Inflammation and Fibrosis in CF

- ✓ First-in-class CB2 agonist in CF
- ✓ Targets inflammation and fibrosis
- ✓ Not immunosuppressive
- ✓ Could potentially target all CF patients
- ✓ Oral, daily dosing
- ✓ Add-on to current therapy


CFTR Defects
Ion Channel Dysfunction
Inability to Resolve Innate Immune Responses
Obstructing Secretions
Infection
Hyperinflammation
Fibrosis
Anabasum (Corbus)
$5MM Award from CFF[1]
Potentiators / Antibiotics
Correctors

1) As of September 30, 2016 Corbus has received $3.5MM of the $5.MM CFF award

JBT101-CF-001 PHASE 2 TRIAL DESIGN

Study Completed March 2017

- Double-blind, randomized, placebo-controlled, 16-week trial
- 21 clinical sites in the US, UK, Germany, Italy, and Poland
- Adults ages 18 to 65 with cystic fibrosis (CF)
- Eligibility criteria
  - All mutations allowed
  - FEV1 ≥ 40% predicted
  - Stable treatment for CF, background medications including prophylactic antibiotics allowed
  - No intravenous antibiotics for 14 days prior to Day 1

Primary Objective

- Evaluate safety and tolerability
  - Pulmonary exacerbations are an event of special interest

Secondary / Exploratory Objectives

- Evaluate anabasum plasma concentrations and metabolites
- Evaluate efficacy using FEV1, lung clearance index, and CFQ-R
- Evaluate blood and sputum biomarkers of disease activity and inflammation
- Evaluate microbiome in sputum
- Evaluate plasma metabolipidomic profile

CORBUS PHARMACEUTICALS

PRIMARY ENDPOINT: SAFETY AND TOLERABILITY OUTCOMES

Safety

- Primary safety outcome: Treatment-emergent adverse events

Pre-Specified Events of Special Interest Include

- Acute pulmonary exacerbations requiring IV antibiotics

Tolerability

- Discontinuation of study product because of treatment-emergent adverse events

STUDY POPULATIONS



89 Randomized
4 withdrew prior to dosing
• 3 withdrew consent
• 1 pulmonary exacerbation
Weeks 1-4
Anabasum 1 mg, N = 26
Anabasum 5 mg, N = 24
Weeks 1-4
Placebo
N = 35
n = 11
Weeks 5-16
Anabasum 20 mg, N = 31
Anabasum 20 mg BID, N = 30
Weeks 5-16
Placebo
N = 24
51 Completed anabasum treatment
23 Completed placebo treatment

Safety and Efficacy Populations
N = 85

BASELINE DEMOGRAPHICS OF SUBJECTS

Characteristic	Weeks 1-4			Weeks 5-16		
	Anabasum 1 mg QD N = 26	Anabasum 5 mg QD N = 24	Placebo N = 35	Anabasum 20 mg QD N = 31	Anabasum 20 mg BID N = 30	Placebo N = 24
Male, %	65.4	50.0	48.6	51.6	50.0	62.5
Age, mean (range)	26.9 (19-52)	28.8 (18-62)	29.2 (18-59)	28.5 (18-62)	26.8 (19-46)	30.2 (18-59)
Caucasian, %	96.2	100	94.3	96.8	96.7	95.8
Not Hispanic or Latino, %	100	91.7	100	96.8	96.7	100

L16.2.3, t14.1.3.1.3.2, CF Unblinded Treatment

BASELINE DISEASE CHARACTERISTICS OF SUBJECTS

Characteristic	Weeks 1-4			Weeks 5-8		
	JBT-101 1 mg QD N = 26	JBT-101 5 mg QD N = 24	Placebo N = 35	JBT-101 20 mg QD N = 31	JBT-101 20 mg BID N = 30	Placebo N = 24
F508D: 2 alleles/ 1 alleles/ 0 alleles	13/9/4 50%/35%/15%	14/7/3 58%/29%/13%	21/10/4 60%/29%/11%	14/12/5 45%/39%/16%	20/7/3 67%/23%/19%	14/7/3 58%/29%/13%
FEV1 % predicted, mean (range)	65.6 (31.5 – 101.8)	63.1 (29.6 – 89.3)	65.3 (39.2 – 113.3)	64.2 (26.8 – 103.2)	64.0 (31.1 – 98.4)	64.9 (25.7 – 106.8)
Lowest FEV1 % predicted last year, mean (range)	64.3 (10 – 100)	63.9 (32 – 98)	60.2 (10 – 93)	62.9 (10 – 100)	62.8 (10 – 98)	61.7 (33 – 93)
Number of exacerbations in last year, mean (range)	0.73 (0 – 2)	0.75 (0 – 3)	0.63 (0 – 3)	0.87 (0 – 2)	0.67 (0 – 3)	0.50 (0 – 3)
CRQ-R Respiratory Symptom Score, mean (range)	65.8 (33.3 – 94.4)	69.9 (16.7 – 100)	71.6 (27.8 – 88.9)	74.4 (27.8 – 100)	66.9 (22.2 – 100)	76.6 (38.9 – 94.4)
Pancreatic insufficiency, n (%)	21 (83)	20 (83)	26 (74)	24 (77)	26 (87)	17 (71)
Sinusitis, n (%)	16 (46)	11 (46)	19 (54)	16 (52)	17 (57)	13 (54)
Nasal polyps, n (%)	8 (31)	4 (17)	12 (34)	7 (23)	9 (30)	8 (33)
Diabetes mellitus, n (%)	4 (15)	3 (13)	7 (20)	3 (10)	6 (20)	5 (21)

L16.2.3, t14.1.3.1.3.2, CF Unblinded Treatment, L16.2.4.1

BASELINE MEDICATIONS OF SUBJECTS

Medication	Subjects, n (%)					
	Anabasum 1 mg QD N = 26	Anabasum 5 mg QD N = 24	Placebo N = 35	Anabasum 20 mg QD N = 31	Anabasum 20 mg BID N = 30	Placebo N = 24
Azithromycin	8 (30.1)	16 (66.7)	21 (60.0)	14 (45.2)	13 (43.3)	14 (58.3)
Prophylactic antibiotics excluding azithromycin	13 (50.0)	12 (50.0)	16 (45.5)	18 (58.1)	112 (40.0)	11 (45.8)
Lumacaftor/ivacaftor	6 (23.1)	7 (29.2)	8 (22.9)	6 (19.4)	9 (30.0)	6 (25.0)
Ivacaftor	2 (7.7)	0	1 (2.9)	1 (3.2)	2 (6.7)	0
Dornase alfa	23 (88.5)	19 (79.1)	29 (82.9)	27 (87.1)	25 (83.3)	19 (79.2)

L16.2.5, CF Unblinded Treatment

SUBJECTS WITH TEAEs BY DOSE

Treatment-Emergent Adverse Event (TEAE)	Subjects, n (%)								
	Weeks 1-4			Weeks 5-12			Post Treatment		
	Anabasum 1 mg N = 26	Anabasum 5 mg N = 24	Placebo N = 35	Anabasum 20 mg N = 31	Anabasum 20 mg BID N = 30	Placebo N = 24	Anabasum 20 mg N = 31	Anabasum 20 mg BID N = 30	Placebo N = 24
Any TEAE	14 (53.8)	13 (54.2)	15 (42.9)	21 (67.7)	19 (63.3)	14 (58.3)	15 (48.4)	15 (50.0)	11 (45.8)
Deaths	0	0	0	0	0	0	0	0	0
Serious Unexpected Severe Adverse Reaction	0	0	0	0	0	0	0	0	0
Serious TEAEs	1 (3.8)	0	2 (5.7)	3 (9.7)	2 (6.7)	1 (4.2)	2 (6.5)	1 (3.3)	3 (12.5)
Serious TEAEs related to Study Drug	0	0	0	0	0	0	0	0	0
Severe TEAEs	0	0	1 (2.9)	0	2 (6.7)	1 (4.2)	1 (3.2)	0	2 (8.3)
Related TEAEs	3 (11.5)	4 (16.7)	3 (8.6)	8 (25.8)	4 (13.3)	5 (20.8)	0	1 (3.3)	1 (4.2)
TEAEs leading to Study Discontinuation	1 (3.8)	0	1 (2.9)	1 (3.2)	2 (6.7)	0	0	0	0

T14.3.3.1.1, t14.3.3.1.2

PULMONARY EXACERBATION REQUIRING TREATMENT WITH INTRAVENOUS ANTIBIOTICS

- Pre-specified event of special interest. Most severe category of pulmonary exacerbation in CF
- Assignment to treatment arm is by time of onset of symptoms that required intravenous antibiotic treatment

Treatment Group, N at risk	Subjects, n (%)	
	Weeks 1-4	Weeks 5-12
Placebo, N = 35	3 (8.6%)	
Anabasum 1 mg, N = 26	1 (3.8%)	
Anabasum 5 mg, N = 24	1 (4.2%)	
Placebo, N = 24		3 (16.7%)
Anabasum 20 mg, N = 31		3 (6.5%)
Anabasum 20 mg BID, N = 30		1 (3.3%)



Pulmonary Exacerbation Event Rate
(Intravenous Antibiotics)
Eventsper year
(persubject, per 48 weeks)
0.86
0.46
0.21
All placebo
All anabasum
Anabasum
20 mg BID
47% reduction
75% reduction

- Anabasum treatment is associated with a dose dependent-reduction in rate of acute pulmonary exacerbations requiring intravenous antibiotics per 48 weeks
- There was a 75% reduction in the 48 week rate of acute pulmonary exacerbations for anabasum at 20 mg BID
- Placebo rate is similar to that reported in literature and in other studies

FIRST ACUTE PULMONARY EXACERBATION DEFINED AS TREATMENT WITH NEW ANTIBIOTICS

A broader look at acute pulmonary exacerbations as defined by treatment with new antibiotics for respiratory system symptoms

Treatment Group, N at risk for 1st exacerbation	Subjects n/N at risk (%)		
	Weeks 1-4	Weeks 5-12	Post-treatment
Placebo, N = 34	6 (25.0%)		
Anabasum 1 mg, N = 22	3 (13.6%)		
Anabasum 5 mg, N = 23	3 (13.0%)		
Placebo, N = 18		9 (50.0%)	
Anabasum 20 mg, N = 25		4 (16.0%)	
Anabasum 20 mg BID, N = 24		2 (8.3%)	
Placebo, N = 9			2 (22.2%)
Anabasum 20 mg, N = 20			6 (30.0%)
Anabasum 20 mg BID, N = 22			2 (9.1%)



First Acute Pulmonary Exacerbations
(Any New Antibiotic) Per Year
Eventsper year
(persubject, per 48 weeks)
2.71
1.02
0.50
62% reduction
82% reduction
All placebo
All anabasum
Anabasum 20 mg BID

- Anabasum treatment is associated with a dose dependent-reduction in rate of acute pulmonary exacerbations treated with any new antibiotic per 48 weeks
- There was a 82% reduction in the 48 week rate of acute pulmonary exacerbations treated with any new antibiotic for anabasum at 20 mg BID

ANABASUM REDUCES INFLAMMATORY CELLS IN CF SPUTUM (1)

Least Squares (LS) mean difference from placebo, $\log_{10}$ (SE)



Total Cells
Reduced Cell Numbers
1 mg
5 mg
20 mg
20 mg BID
p = 0.031
-0.30
-0.07
p = 0.144
-0.82
-0.64
-1.75 -1.5 -1.25 -1 -0.75 -0.5 -0.25 0
LS Mean Difference from Placebo (SE)
Neutrophils
Reduced Cell Numbers
p = 0.014
-0.41
-0.11
p = 0.144
-0.83
-0.70
LS Mean Difference from Placebo (SE)
Eosinophils
Reduced Cell Numbers
p = 0.014
-0.93
-0.87
-0.04
p = 0.053
-1.49
LS Mean Difference from Placebo (SE)

Anabasum reduces sputum total cells, neutrophils and eosinophils, with greater reduction at higher doses of anabasum

ANABASUM REDUCES INFLAMMATORY CELLS IN CF SPUTUM (2)

Least Squares (LS) mean difference from placebo, $\log_{10}$ (SE)



Lymphocytes
Reduced Cell Numbers
1 mg
5 mg
20 mg
20 mg BID
0.59
0.44
-0.37
p = 0.089
-1.34
-2.5 -2 -1.5 -1 -0.5 0 0.5 1
LS Mean Difference from Placebo (SE)
Macrophages
Reduced Cell Numbers
p = 0.030
-0.59
-0.02
p = 0.128
-0.74
-0.61
1 mg
5 mg
20 mg
20 mg BID
-1.5 -1.25 -1 -0.75 -0.5 -0.25 0
LS Mean Difference from Placebo (SE)

Anabasum reduces sputum lymphocytes and macrophages, with greater reduction at higher doses of anabasum

ANABASUM REDUCES INFLAMMATORY MEDIATORS IN CF SPUTUM



Least Squares (LS) mean difference from placebo, log10 (SE)
Interleukin-8
Reduced Mediators
1 mg
5 mg
20 mg
20 mg BID
-0.07
-0.01
-0.08
p = 0.033
-0.19
-0.3 -0.25 -0.2 -0.15 -0.1 -0.05 0
LS Mean Difference from Placebo (SE)
Neutrophil Elastase
Reduced Mediators
1 mg
5 mg
20 mg
20 mg BID
0.08
0.15
0.06
p = 0.061
-0.23
-0.3 -0.2 -0.1 0 0.1 0.2
LS Mean Difference from Placebo (SE)
Immunoglobulin G
Reduced Mediators
1 mg
5 mg
20 mg
20 mg BID
p = 0.014
0.00
0.04
-0.06
p = 0.037
-0.19
-0.25 -0.2 -0.15 -0.1 -0.05 0 0.05
LS Mean Difference from Placebo (SE)

Anabasum 20 mg BID reduces sputum interleukin-8, neutrophil elastase, and immunoglobulin G

EFFECT OF ANABASUM ON INFLAMMATORY MEDIATORS IN BLOOD

Least Squares (LS) mean difference from placebo, **$\log_{10}$** (SE)



Interleukin-8
CRP
Immunoglobulin G
Reduced Mediators
Reduced Mediators
Reduced Mediators
1 mg
5 mg
20 mg
20 mg BID
-0.02
-0.02
0.01
0.03
1 mg
5 mg
20 mg
20 mg BID
-0.02
0.01
0.09
p = 0.124
-0.15
1 mg
5 mg
20 mg
20 mg
0.01
0.00
0.01
0.01
1 mg
5 mg
20 mg
20 mg BID
-0.1
0
0.1
-0.3
-0.2
-0.1
0
0.1
0.2
-0.2
-0.1
0
0.1
LS Mean Difference from Placebo (SE)
LS Mean Difference from Placebo (SE)
LS Mean Difference from Placebo (SE)

Anabasum 20 mg BID reduces C-reactive protein levels in the blood

CORBUS PHARMACEUTICALS

SUMMARY OF CLINICAL DEVELOPMENT OF ANABASUM IN CF

- Safety and tolerability profiles of anabasum in CF are acceptable
- Promising evidence of clinical benefit in pulmonary exacerbations in CF
- Evidence of relevant biological activity in sputum from patients in the Phase 2 study supports clinical benefit in CF
- Patients achieve expected serum peak concentrations of anabasum (absorption of anabasum similar to NHVs)

NEXT STEPS IN CLINICAL DEVELOPMENT OF ANABASUM IN CF

- Submit Pediatric Investigational Plan to EMA
- Obtain expert opinion in the design of Phase 2b study
- Reach agreement on design on Phase 2b study with FDA (Type C meeting) and EMA (Protocol Assistance)
- Phase 2b study planned to start in Q4 2017

CFF STATEMENT ON ANABASUM PHASE 2 RESULTS

"Corbus Pharmaceuticals reported promising results Thursday from an early stage clinical study of a potential anti-inflammatory drug for people with cystic fibrosis. Researchers believe that reducing excessive inflammation in people with CF will reduce lung damage and slow progression of the disease.

The synthetic drug anabasam (formerly known as Resunab) demonstrated in a Phase 2 trial that it was safe and well-tolerated at all doses with no serious or severe adverse events, according to Corbus.

In the 16-week trial involving 85 participants, results demonstrated that anabasum (pronounced ah-NAH-bah-som) reduced multiple markers of inflammation including both inflammatory cells and mediators (chemicals that trigger an exaggerated immune response). Just as important, the drug did not show signs of suppressing the immune response, which has been a problem with other potential CF anti-inflammatories.

Although this is an early study, the results also suggest a potential clinical benefit. Participants in the trial who took the highest dose had a significant reduction in the annualized rate of pulmonary exacerbations compared to those on the placebo.

These results are considered to be encouraging for an early stage trial and support the continued development of anabasum as a potential anti-inflammatory in cystic fibrosis.

Cystic Fibrosis Foundation Therapeutics Inc. (CFFT), the nonprofit drug discovery and development affiliate of the Cystic Fibrosis Foundation, provided a $5 million award to support the clinical trial."

March 30th 2017 https://www.cff.org/News/News-Archive/2017/Anti-Inflammatory-Drug-Shows-Promising-Early-Results-for-CF/


DERMATOMYOSITIS
& LUPUS (SLE):
WORKING WITH THE
NIH ON RARE
AUTOIMMUNE
DISEASES
CORBUS

DERMATOMYOSITIS

Chronic systemic autoimmune disease characterized by inflammation of skin and muscles

50,000

Patients in the U.S. + EU

SKIN & MUSCLE

Involvement Can Cause Significant Morbidity and Mortality from Interstitial Lung Disease

NO FDA

Approved Therapies for Overall Disease Activity

KEY TAKE-AWAYS

- Treated with steroids and immunosuppressive therapies, but with significant toxicities
- Single center study underway at University of Pennsylvania
- NIH is funding the study
- Data read out expected in Q3 2017

ANABASUM: DM PHASE 2 CLINICAL STUDY

Complete Patient Enrollment Expected Q2 2017

Primary Endpoint:
Change in CDASI Score + Safety/Tolerability

Secondary Endpoint:
Directional Trends in Efficacy

- Study funded by NIH award to University of Pennsylvania
- Double blind placebo control randomized study in U.S. under IND from FDA
- **Primary endpoints:** Safety/tolerability + change in skin activity and severity (CDASI)
- **Secondary endpoints:** Quality of life, biomarkers of inflammation and disease activity in blood and skin, metabolipidomic profile, PK
- **Patient number:** 22 adults with DM at 1 U.S. site - University of Pennsylvania Perlman School of Medicine
- **Treatment duration:** 84 days treatment with 28 days follow-up
- **Dose response:** 20 mg/day and 20 mg/day twice a day

	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017
Study launch	✓									
First patient dosed		✓								
Anticipated last patient dosed										
Study duration		✓	✓	✓	✓	✓	✓	✓		
Anticipated topline study data										

ANABASUM: DM OPEN-LABEL EXTENSION

- 12-month open-label extension study granted by U.S. FDA in November 2016
- Goal of the open-label extension is to collect long term safety and efficacy data on anabasum
- All subjects in the extension study are receiving anabasum
- Same safety and efficacy endpoints used in the concluded double-blind placebo-controlled portion of the Phase 2 study
- Will report open-label data at ACR in October 2017

SYSTEMIC LUPUS ERYTHEMATOSUS

Chronic systemic autoimmune disease characterized by arthritis, skin rashes, kidney disease, and involvement of the nervous system and other organs

500,000 – 600,000

Patients in the U.S. + EU
10-12:1 Women to Men
Higher Incidence and More Severe in Blacks and Asians



NON-IMMUNOSUPRESSIVE TREATMENTS NEEDED

KEY TAKE-AWAYS

- Treated with steroids and immunosuppressive therapies
- Multi-center study planned (n=100)
- NIH is funding the study
- Data readout expected in Q4 2018

ANABASUM: SLE PHASE 2 CLINICAL STUDY

Trial Expected to Start in Q2 2017

Primary Endpoint:	**Secondary Endpoint:**
Safety and Tolerability	Directional Trends in Efficacy + PK

- Study funded by NIH award to Feinstein Institute for Medical Research
- Double blind placebo control randomized study in U.S. under IND from FDA
- **Primary endpoints:** Efficacy in inflammatory pain in subjects with active musculoskeletal disease
- **Secondary endpoints:** Efficacy in overall disease activity, musculoskeletal disease, and quality of life, safety and tolerability, biomarkers of inflammation, metabolipidomic profile, PK
- **Patient number:** 100 adults with SLE at 10 U.S. sites
- **Treatment duration:** 84 days treatment with 28 days follow-up
- **Dose response:** 5 mg/day, 20 mg/day and 20 mg/day twice a day

SCIENTIFIC ADVISORS AND PRINCIPAL INVESTIGATORS

Scientific Advisors

Charles N. Serhan, PhD	HARVARD MEDICAL SCHOOL
Michael Knowles, MD, PhD	THE UNIVERSITY of NORTH CAROLINA at CHAPEL HILL
Daniel Furst, MD	UCLA Health

Principal Investigators

James Chmiel, MD US PI for Cystic Fibrosis	CASE WESTERN RESERVE UNIVERSITY EST. 1826 think beyond the possible
Robert Spiera, MD US PI for Scleroderma	HOSPITAL FOR SPECIAL SURGERY
Victoria Werth, MD US PI for Dermatomyositis	Penn University of Pennsylvania
Stuart Elborn, MD, FRCP EU PI for Cystic Fibrosis	Queen's University Belfast
Meggan Mackay, MD Investigator, The Feinstein Institute	HOFSTRA NORTHWELL SCHOOL of MEDICINE AT HOFSTRA UNIVERSITY

FINANCIAL PROFILE: CRBP (NASDAQ)

Current Capital is Sufficient to Fund Operations to End of 2018

$346MM
Market cap*

50.1MM
Common shares outstanding
(57.8MM fully diluted)**

$64MM
Raised to-date
+
$20MM
non-dilutive funding from N.I.H. and CF Foundation

1.4MM
50d average daily volume*

$39MM
Cash balance**

* Based on April 17, 2017 closing price of $6.90 per share
** Cash balance as of March 2, 2017

CONTACT US

Corbus Pharmaceuticals Holdings, Inc.

617.963.0100

info@corbuspharma.com

www.corbuspharma.com

100 River Ridge Drive

Norwood, MA 02062


COMPOSITE
+0.3%
+6.4%
INDUSTRIAL AVERAGE
+0.1%
CORBUS
PHARMACEUTICALS
Nasdaq
CRBP
NasdaqListed

